 Shareholder Meeting10/29/2014  Comments to GMcGuire@sciodiamond.com  Revision 0  Exhibit 99.1

 *  Safe Harbor  This presentation contains forward-looking statements that are based on the beliefs of Scio Diamond’s management and reflect Scio’s current expectations and projections about future results, performance, prospects and opportunities. Scio has tried to identify these statements by using words such as “anticipate,” believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “potential,” “should,” “will,” “will be,” “would” and similar expressions, but this is not an exclusive way of identifying such statements. Investors are cautioned that all forward-looking statements contained herein speak only as of the date of this presentation and involve risks and uncertainties that could cause Scio’s actual results, performance and achievements to differ materially from those expressed in these forward-looking statements, including, without limitation, the impact of the current challenging global economic conditions and recent financial crisis; the development of the market for cultured diamonds; competition; Scio’s ability to raise the capital required for research, product development, operations and marketing; anticipated dependence on material customers and material suppliers. For a detailed discussion of factors that could affect Scio’s future operating results, investors should see disclosures under “Risk Factors” in the company’s applicable filings with the US Securities and Exchange Commission. These factors should be considered carefully and investors should not rely on any forward‐looking statements contained herein, or that may be made elsewhere from time to time by Scio or on Scio’s behalf. Scio undertakes no obligation to update or revise any forward‐looking statements, whether as a result of new information, future events or otherwise, except as expressly required by law.

 *  Key Facts  Symbol OTCBB: SCIOPrice (10/24/14) $0.36 52 Week Range $0.15 – $0.75Market Cap $18.8 MCapital Structure 75M shares authorized Shares Outstanding 52.3M Options & Warrants 6.2M (priced $0.33 - $1.60) Shares Available for Issuance 16.5MDebt at 9/30/14 $ 1.54MCash at 3/31/14 $ 0.01MEnterprise Value $20.3MCorporate HQ Greenville, SCAccounting Firm Cherry Bekaert LLPLegal – Regulatory Dorsey & Whitney LLPLegal – Corporate Barnes & Thornberg LLPSignificant IP Portfolio 26 US patents; 9 foreign; 5 AppsFull-Time Employees 8Currently Operating 10 reactors  Grown CVD diamond crystal prior to laser trim

Agenda

- Welcome
- Items for Shareholder vote
    1. Election of Board of Directors
    2. Amendment & Restatement of Company By-laws
    3. Approve compensation of executives on advisory basis
    4. Approve frequency of executive compensation on advisory basis
    5. Ratify appointment of Cherry Bekaert LLP as Public Accountants
- Company Presentation
- Vote Tally
- Meeting Adjourns

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SCIO DIAMOND

 *  An Independent and Experienced BOD  Mr. Bern McPheely, serves as non-executive chairman of the board. He is the recently retired president of Hartness International after more than 35 years of service. Under his leadership, and from startup, Hartness was profitable every quarter since 1982. Bern was responsible for shepherding the transition from a family owned business to a public company. Mr. Bruce Likly, serves as non-executive vice-chairman of the board of the company. He brings more than 25 years of technology , communications and management experience to the company. Bruce is a principal at Kovak-Likly Communications where his team helps companies develop and implement strategic sales, marketing and communications plans. Bruce also serves as the chairman of the board of Mutual Security Credit Union and the Wilton Public Schools Board of Education.Mr. James Korn, serves as a non-executive director of the company. Jim is currently the CEO of Temp-Air, Inc., a leading manufacturer of temporary industrial and commercial HVAC equipment. Jim received his BA in economics magna cum laude from Providence College, his JD cum laude from the University of Minnesota Law School.Mr. Karl Leaverton, serves as non-executive director of the company. Karl is currently the chairman of SNW Securities Corporation, former President of Private Client Group of RBC Wealth Management, former CEO and director of SNW Asset Management. Karl has more than 30 years experience in financial services. Mr. Lewis Smoak, serves as a non executive director of the company. He is a founding partner of Ogletree, Deakins, Nash, Smoak and Stewart. For more than 44 years he represented companies in labor and employment matters. He is listed in The Best Lawyers in America and has been selected by his peers for inclusion in the ABA’s College of Labor and Employment Lawyers. Mr. Ben Wolkowitz, serves as a non-executive director of the company. Ben has had an extensive career in finance and economics, most recently he headed Madison Financial Technology Partners, a consulting firm that advised technology companies on how to position their products for the financial services industry. Previously, he was a Managing Director at Morgan Stanley.Gerald McGuire, Chief Executive Officer brings over 25 years of executive and high technology experience. Throughout his career he has built high performance businesses and organizations. At Analog Devices Jerry was responsible for the Digital Signal Processing business and focused on the commercialization of innovative embedded processors. At Fairchild Semiconductor he was responsible for refocusing a high volume commodity business and dramatically improving business performance. Jerry has a MSEE degree from the University of Vermont.

 *  Executives  Gerald McGuire, Chief Executive Officer brings over 25 years of executive and high technology experience. Throughout his career he has built high performance businesses and organizations. At Analog Devices Jerry was responsible for the Digital Signal Processing business and focused on the commercialization of innovative embedded processors. At Fairchild Semiconductor he was responsible for refocusing a high volume commodity business and dramatically improving business performance. Jerry has a MSEE degree from the University of Vermont.Jonathan Pfohl, Chief Financial Officer brings more than 25 years of leadership experience in the wireless industry, including roles as CEO of Wireless Express; CFO of Main Street Broadband; CFO of Movida Cellular; and VP, Finance of AirGate PCS, Inc. He has broad and deep experience in funding, planning, SEC reporting, business development and expense control for small to mid-sized companies. Mr. Pfohl has a BS-Management and an MBA-Finance from the University at Buffalo.

Agenda

- Welcome
- Items for Shareholder vote
  1. Election of Board of Directors
  2. Amendment & Restatement of Company By-laws
  3. Approve compensation of executives on advisory basis
  4. Approve frequency of executive compensation on advisory basis
  5. Ratify appointment of Cherry Bekaert LLP as Public Accountants
- Company Presentation
- Vote Tally
- Meeting Adjourns

7

SCIO DIAMOND

 *  Where we are  Capital Raise Received $700K to dateTargeting additional $1.0M Focused on Manufacturing and MarketsBoard has approved Business PlanWorking toward accepted governance standards of NASDAQExtended our Credit facility

What We Do

- Scio Diamond manufactures
  - Single crystal diamonds
    - High quality and high purity
  - In a controlled lab environment
- Proprietary and patented CVD process
- Physically, optically, chemically identical to mined diamond
- Gem quality in color, clarity, and size. Whites and fancy colors.
- Industrial sizes and consistency
- Lab grown environment offers flexibility for color and size combinations rare in nature





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SCIODIAMOND

 *  JV for Gem Market  Announced JV for Gem MarketGoal to deliver industries finest fancy colored created GemsTargeting Tier 1 national retailersEducation is key part of program

 *  Path to a Gem  Seeds Loaded Grower SCIO 03Run 03140815August 15, 2014  August 26, 2014269 hours of growth  August 26, 2014Whole Crystal with Poly Diamond

 *  Path to a Gem  September 24, 20140.52c Vivid Bubble gum Pink930010008  September 11, 2014Color Treated Cylinder930010008  September 4, 2014Cylinder Diamond

 *  Market focused on Fancy Color   Right time for Lab Grown Diamonds

 *  Gems: A $72B Industry  Source: Bain and Company report 2013, Journey through the Value Chain

A New Growth Segment in an Established Market

Frost and Sullivan (March 2014)

-Estimates Lab grown Segment to be 0.2 – 0.6% of polished diamond sales [$45 – 135M in 2014]

-Penetration small but extremely high growth rate [CAGR 50%]



3.0%
2.2%
1.9%
1.5%
1.4%
1.0%
1.0%
1.1%
0.6%
0.6%
0.8%
0.3%
0.6%
0.2%
0.4%
2014
2015
2016
2017
2018
Low Case
Base Case
High Case

Figure 13: Global forecast of grown polished diamonds sales revenue as a percentage of polished diamonds sales revenue

Key Points:

(1)Education is a critical dimension

70% of educated respondents interested in grown v 30% uneducated respondents

(2) Key Buying Criteria: value for money, eco-friendly, certification

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Source: Frost and Sullivan March 2014 The Diamond Growing Greenhouses

SCIODIAMOND

 *  Channel to Market  Explore and Mine  Sort  Gem sales  Retail  Cut Polish   RoughSales  Jewelry sales  Integrated Producers(ALROSA, De Beers, Rio Tinto)  Fully Integrated Middle Market Players(Chow Tai Fook, Tiffany & Co., Signet)  Cutters Polishers with Direct access to Rough (Rosy Blue, Pluczenik, Dali, Diarough…)  Cutters/Polishers with Indirect Access to Rough (5K Co. mostly India)  Jewelry Manufacturing and Retailing  SCIO  SCIO/Renaissance JV  Sources: Scio and Bain and Company report 2013, Journey through the Value Chain

Near Term Opportunities

Gemstones

- Grown in environmentally clean reactor vs mined
- Matched & scalable – stones of same size/color
- White and fancy colors
- Conflict free


.25 carat
2 carat

Industrial

- Precision cutting, grinding, milling
- Consumable
- Scalable, identical plates



Representative industrial cutting tool images using mono crystalline diamond

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SCIODIAMOND

Value to Gem and Industrial Markets

Scio has a strong value proposition

- Patented process based on a proprietary growing environment
- Ecologically friendly and conflict free
- Ability to scale, improving economics
- Flexibility in color, size, with clarity for gems and crystal quality for industry
- Opportunity to disrupt traditional channels

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SCIODIAMOND

Key Intellectual Property

CVD
•A well understood technology to produce high purity solid materials
•SCIO delivers CVD single crystal diamonds >1mm thick using patented process

Intellectual Property
•26 US Patents; 9 Foreign Patents
•5 Applications in process

Proprietary Information and Trade Secrets
•Custom designed reactors and equipment
•Diamond Recipes
•Seed Recipes and Replication
•Laser Equipment and slicing techniques

SCIO Proprietary CVD Process



SCIO Proprietary Reactors



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SCIODIAMOND

At the Cusp of Commercialization


Invention
Operational
R & D
Initial
MFG
Commercialize

Concept
Patents
Eq design

Recipes
Demonstrated Gems
Demonstrated Industrial

October '14

Focused Markets
Optimize Processes
Achieve Break Even

Standardize Production
Scale Business
Expand offerings

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SCIODIAMOND

 *  Near Term Growth in 3 Phases  Phase 1: Break EvenTime: 6 – 9 months  Phase 2: Gross Margin Expansion Time: 9 - 15 months  Phase 3: Revenue/Earnings ScaleTime: 15 - 24 months  Achieve Break EvenExisting Gem RecipesMFG Consistency  Enhance Business ProfitabilityExpand offeringImprove RecipesPressing/ColorIndustrial 4” Conversion  Scale Business 4” productionJV RevenueScale SC line  October ‘14

 *  2Q15 Production Dashboard

 *  China JV  Status:Current plan is for first production material in 2H15Revenue to Scio will be in FY16  * Assumes: 540 growers, 80% yield, 80 ½ carat stones run, 2week run

Summary

Company is positioned for growth

- Proprietary and patent protected equipment and processes
- Meaningful progress in commercialization and operations
- Excellent opportunity in gem market with Renaissance JV
- Targeting break even at end of FY (March '15)
- Working capital and expansion capital a focus

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SCIODIAMOND